Other (Expenses)/Income, Net (Tables)	12 Months Ended
Mar. 31, 2019
Other Income and Expenses [Abstract]
Summary of Other (Expenses)/Income, Net

	For the year ended March 31,
	2017	2018	2019
	RMB	RMB	RMB
Government grants	9,236	2,646	13,430
(Losses)/Gains on disposal of property and equipment	(1,922)	11,043	772
Exchange (losses)/gain	(7,892)	8,805	(7,068)
Compensation cost on rental contracts termination	(15,448)	—	—
Others	(1,403)	(3,533)	1,627

Total	(17,429)	18,961	8,761